Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Equable Shares Hedged Equity Fund
(Class I EQHEX)

A Series of Series Portfolios Trust

August 23, 2023

Supplement to the Prospectus
dated February 28, 2023,
as supplemented March 24, 2023

The address of Teramo Advisers, LLC (the “Adviser”), the adviser for the Equable Shares Hedged Equity Fund (the “Fund”), a series of the Trust, has changed. Accordingly, effectively immediately all references to the Adviser’s address in the Prospectus are hereby deleted and replaced with the following:

9132 Strada Place, Suite 11103
Naples, FL 34108

In addition, effectively immediately the following disclosure is hereby added to the section of the Prospectus entitled “How to Purchase Fund Shares,” beginning on page 14 of the Prospectus:

Automatic Investment Plan. Once your account has been opened, you may purchase additional shares of the Fund through the automatic investment plan (“AIP”) in amounts of at least $50. If you choose this option, funds will be automatically transferred from your bank account on a monthly, quarterly, semi-annual or annual basis. To be eligible for the AIP, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 7 business days after the transfer agent has received your request. If your bank rejects your payment, the transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application. Any request to change or terminate your AIP should be submitted to the transfer agent five days prior to effective date. If your investment is through a financial intermediary you should contact the financial intermediary directly for information related to the availability and requirements of their AIP.

Please retain this supplement for your reference.